Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On July 23, 2025, CNB Financial Corporation (“CNB”) completed its previously announced merger with ESSA Bancorp, Inc. (“ESSA”), pursuant to an Agreement and Plan of Merger, dated as of January 9, 2025 (the “Merger Agreement”), by and among CNB, CNB Bank (“CNB Bank”), ESSA, and ESSA Bank & Trust (“ESSA Bank”). Under the terms of the Merger Agreement, (i) ESSA merged with and into CNB, with CNB being the surviving entity, and (ii) ESSA Bank merged with and into CNB Bank, with CNB Bank being the surviving entity (the “Merger”). As a result of the Merger, each share of ESSA common stock was converted into the right to receive 0.8547 shares of CNB common stock, with cash payable in lieu of any fractional shares.

The following unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2025 and the unaudited pro forma condensed combined consolidated statements of income for the three months ended March 31, 2025 and for the year ended December 31, 2024 are based on the historical financial statements of CNB and ESSA after giving effect to the Meger. The Meger will be accounted for using the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, “Business Combinations” (“ASC 805”).

The following unaudited pro forma combined consolidated financial statements are provided for illustrative information purposes only. The unaudited pro forma combined consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and combine the historical consolidated financial position and results of operations of CNB and ESSA using the acquisition method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes. The adjustments include those that management deemed necessary for a fair statement of the pro forma information presented. The adjustments include forward-looking information that is subject to the safe harbor protections of the Exchange Act, and actual results could differ materially from what is presented below as efforts to integrate ESSA’s operations into CNB’s progress.

The acquisition of ESSA will be accounted for using the acquisition method of accounting. The total purchase price will be allocated to the tangible and intangible assets and liabilities acquired based on their respective fair values. CNB has not finalized the detailed valuation analysis necessary to determine the fair values of ESSA’s assets to be acquired and liabilities to be assumed, and as such, estimates have been used. Accordingly, the unaudited pro forma condensed combined financial data include an estimated allocation of the purchase price. Any changes to ESSA’s shareholders’ equity, including results of operations and certain balance sheet changes from March 31, 2025 through the date the Meger is completed will also change the purchase price allocation, which may include the recording of a lower or higher amount of goodwill.

The unaudited pro forma combined financial statements should be read in conjunction with the following consolidated financial statements and accompanying notes of CNB and ESSA for the applicable periods, as well as any other information contained in or incorporated by reference into this filing:

•

CNB’s audited consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2024, which were included in CNB’s Annual Report on Form 10-K for the year ended December 31, 2024, and filed with the SEC on March 6, 2025;

•

CNB’s unaudited financial statements and the related notes thereto as of and for the three months ended March 31, 2025, which were included in CNB’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, and filed with the SEC on May 7, 2025;

•

ESSA’s audited consolidated financial statements as of and for the year ended September 30, 2024 and 2023, which were included in ESSA’s Annual Report on Form 10-K for the year ended September 30, 2024, and filed with the SEC on December 13, 2024; and

•

ESSA’s unaudited financial statements and the related notes thereto as of and for the three months ended March 31, 2025 and March 31, 2024, which were included in ESSA’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2025 and March 31, 2024, and filed with the SEC on February 10, 2025 and February 13, 2024, respectively. Certain reclassifications were made to ESSA’s historical financial information for the twelve months ended December 31, 2024 and three months ended March 31, 2025 to conform to CNB’s presentation of financial information.

The pro forma information does not reflect opportunities to earn additional revenue or anticipated cost savings. Included in the pro forma information are divestiture adjustments related to branch rationalization plans. These divestiture adjustments assume the divestiture occurred as of March 31, 2025 on the balance sheet and January 1, 2024 for the statements of income and include the sale of approximately $94.1 million in deposits.

The pro forma information does not reflect the benefits of expected cost savings, which are expected to be attributable to ESSA’s non-interest expenses. CNB management believes adjusting net income and earnings per share for these expected cost savings for the periods ended March 31, 2025 and December 31, 2024, respectively, would enhance the understanding of the pro forma information shown below. The impact of these adjustments on net income and earnings per share are included in the Footnotes to Unaudited Pro Forma Income Statements.

All significant pro forma adjustments and underlying assumptions are described in the accompanying notes. The unaudited pro forma combined consolidated statements of income for the three months ended March 31, 2025 and the year ended December 31, 2024 give effect to the Meger as if it occurred on January 1, 2024. The unaudited pro forma combined consolidated balance sheet gives effect to the Meger as if it occurred on March 31, 2025. Certain sub-totals and totals may not foot due to rounding.

The unaudited pro forma shareholders’ equity and net income are qualified by the statements set forth under this caption and should not be considered indicative of the market value of CNB common stock or the actual or future results of operations of CNB for any period. Actual results may be materially different than the pro forma information presented.

CNB FINANCIAL CORPORATION

UNAUDITED PRO FORMA BALANCE SHEET AS OF MARCH 31, 2025

(In thousands)

	Acquirer (CNB Financial Corp.)	Target (ESSA Bancorp, Inc.)	Purchase Accounting Adjustments	Ref		Divestiture Adjustments	Ref		Pro Forma Combined
ASSETS
Cash and cash equivalents due from banks	$68,745	$26,553	$(28,250)	(A	)	$(91,041)	(B	)	$(23,993)
Interest-bearing deposits with Federal Reserve	447,053	—				—			447,053
Interest-bearing deposits with other financial institutions	4,359	2,999	—			—			7,358

Cash and cash equivalents	520,157	29,552	(28,250)			(91,041)			430,418
Debt securities available for sale, at fair value	516,442	209,937	38,416	(C	)	—			764,795
Debt securities held to maturity, at amortized cost	282,159	44,997	(44,997)	(C	)	—			282,159
Equity securities, at fair value	10,293	—	—			—			10,293
Loans held for sale	860	—	—			—			860
Loans receivable
Syndicated Loans	69,189	—	—			—			69,189
Loans	4,540,820	1,772,006	(111,008)	(D	)	—			6,201,818

Total loans receivable	4,610,009	1,772,006	(111,008)			—			6,271,007
Less allowance for credit losses	(47,357)	(14,950)	(3,295)	(E	)	—			(65,602)

Net loans receivable	4,562,652	1,757,056	(114,303)			—			6,205,405
FHLB and other restricted stock holdings and investments	41,844	15,506	—			—			57,350
Premises and equipment, net	76,323	11,296	5,008	(F	)	—			92,627
Operating lease right-of-use assets	52,213	—	—			—			52,213
Bank-owned life insurance	118,338	40,020	—			—			158,358
Mortgage servicing rights	1,147	1,100	434	(G	)	—			2,681
Goodwill and other intangibles	43,874	13,801	14,251	(H	)	—			71,926
Core deposit intangibles, net	190	—	35,335	(I	)	—			35,525
Accrued interest and other assets	69,016	44,359	20,366	(J	)	—			133,741

Total assets	$6,295,508	$2,167,624	$(73,741)			$(91,041)			$8,298,350

LIABILITIES
Noninterest-bearing demand deposits	$842,398	$264,827	—			$(29,760)	(K	)	$1,077,465
Interest-bearing demand deposits	719,460	285,849	—			(11,478)	(K	)	993,831
Money market	—	348,208	—			(27,031)	(K	)	321,172
Savings	3,160,618	143,031	—			(7,456)	(K	)	3,296,548
Certificates of deposit	737,602	647,489	(145)	(L	)	(18,374)	(K	)	1,366,572

Total deposits	5,460,078	1,689,745	(145)			(94,099)			7,055,588
Subordinated debentures	20,620	—	—			—			20,620
Subordinated notes, net of unamortized issuance costs	84,646	—	—			—			84,646
Short-term borrowings	—	200,739	—			—			200,739
Other borrowings	—	—	—			—			—
Operating lease liabilities	40,030	—	—			—			40,030
Advances by borrowers for taxes and insurance	—	13,242	—			—			13,242
Derivative and hedging liabilities	—	7,126	—			—			7,126
Accrued interest payable and other liabilities	65,626	20,277	(3,048)	(M	)	—			82,855

Total liabilities	$5,671,000	$1,931,138	$(3,193)			$(94,099)			$7,504,847

EQUITY
Preferred stock	57,785	—	—			—			57,785
Common stock	—	181	202,389	(N	)	—			202,570
Additional paid in capital	220,254	183,278	(183,278)	(O	)	—			220,254
Unallocated common stock held by the ESSA Bank ESOP	—	(5,327)	5,327	(P	)	—			—
Retained earnings	387,925	167,241	(203,873)	(Q	)	3,058	(R	)	354,351
Treasury stock, at cost	(4,944)	(103,836)	103,826	(S	)	—			(4,944)
Accumulated other comprehensive loss	(36,512)	(5,061)	5,061	(T	)	—			(36,512)

Total equity	624,508	236,486	(70,549)			3,058			793,504

Total liabilities and equity	$6,295,508	$2,167,624	$(73,741)			$(91,041)			$8,298,350

Footnotes to Unaudited Pro Forma Balance Sheet at March 31, 2025 (Dollars in thousands)

The following pro forma adjustments have been reflected in the unaudited pro forma combined consolidated financial statements presented for CNB. Unless otherwise noted, all adjustments are based on assumptions and valuations as of March 31, 2025 for the respective pending acquisition and are subject to change.

(A)	Reflects transaction expenses incurred, estimated at approximately $28,250 ($23,833 net of tax).

(B)	Reflects net cash proceeds from the sale of $94,099 of deposits as part of the divestiture adjustments related to the branch rationalization plans.

(C)	Reflects the reclassification of ESSA’s HTM securities portfolio to AFS, adjusted for a fair value adjustment of $6,581.

(D)	Reflects the total fair value discount of $109,743, plus estimated PCD CECL gross-up of $1,858, and the write-off of $3,123 of deferred fees and costs.

(E)	Reflects elimination of ESSA’s allowance for credit losses as part of purchase accounting adjustments, with recognition of an ACL of $1,858 on PCD loans and a credit mark of $16,387 on non-PCD loans.

(F)	Reflects fair value adjustments on real property of $5,008.
(G)	Reflects fair value adjustment on mortgage servicing rights of $434.
(H)	Reflects projected goodwill recognized under purchase accounting, based on issuance of 8,359,430 CCNE shares at $24.23 per share (July 23, 2025 closing price), totaling $202,570.
(I)	Reflects the pro forma purchase accounting adjustment for the core deposit intangible asset of $35,335.
(J)	Reflects the adjustment to the projected deferred tax asset resulting from purchase accounting adjustments and the fair value adjustment of $1,383 for the remeasured ROU asset.
(K)	Reflects reduction to deposits for those sold as part of the divestiture adjustments related to branch rationalization plans.
(L)	Reflects pro forma purchase accounting adjustment of ESSA’s time deposits to fair value.
(M)	Reflects fair value adjustments for (i) reversal of unfunded liability reserve of ($1,222), (ii) remeasurement of the ROU liability ($1,787), and (iii) ESSA’s pension obligation ($39).
(N)	Reflects issuance of acquirer’s stock as consideration of $202,570 and elimination of ESSA’s common stock.
(O)	Reflects elimination of target’s additional paid-in capital.
(P)	Reflects elimination of target’s Employee Stock Ownership Plan (“ESOP”).
(Q)	Reflects elimination of target’s retained earnings, adjusted for the impact of transaction fees ($23,833, net of tax) and incremental provision expense ($12,799, net of tax).
(R)	Reflects a 3.25% gain on sale of the deposit portfolio as part of the divestiture adjustments related to the branch rationalization plans.
(S)	Reflects elimination of ESSA’s treasury stock.
(T)	Reflects elimination of ESSA’s AOCI.

CNB FINANCIAL CORPORATION

UNAUDITED PRO FORMA INCOME STATEMENT FOR THE THREE MONTHS ENDED MARCH 31, 2025

(In thousands)

	Acquirer (CNB Financial Corp.)	Target (ESSA Bancorp, Inc.)	Purchase Accounting Adjustments	Ref		Divestiture Adjustments	Ref		Pro Forma Combined
INTEREST AND DIVIDEND INCOME
Loans receivable including fees
Interest and fees on loans receivable	$72,379	$22,520	$6,157	(U	)	$—			$101,056
Securities
Taxable	9,745	2,438	—			—			12,183
Tax-exempt	156	7	—			—			163
Dividends	99	667	—			—			766

Total Interest and Dividend Income	82,379	25,632	6,157			—			114,168

INTEREST EXPENSE
Deposits	32,634	9,813	—			(336)	(V	)	42,111
Borrowed funds and finance lease liabilities	236	1,609	—			—			1,845
Subordinated notes and debentures	1,078	—	—			—			1,078

Total interest expense	33,948	11,422	—			(336)			45,034

			—
NET INTEREST INCOME	48,431	14,210	6,157			(336)			69,134
PROVISION FOR CREDIT LOSS EXPENSE	1,556	(42)	—			—			1,514

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSS EXPENSE	46,875	14,252	6,157			336			67,620

NONINTEREST INCOME
Service charges on deposit accounts	1,714	665	—			—			2,379
Other service charges and fees	510	362	—			—			872
Wealth and asset management fees	1,796	435	—			—			2,231
Net realized and unrealized gains (losses) on equity securities	(249)	(1)	—			—			(250)
Mortgage banking	96	—	—			—			96
Bank owned life insurance	760	220	—			—			980
Card processing and interchange income	2,107	—	—			—			2,107
Other non-interest income	1,773	336	—			—			2,109

Total noninterest income	8,507	2,017	—			—			10,524

NONINTEREST EXPENSE
Compensation and benefits	20,564	6,880	—			(574)	(W	)	26,870
Net occupancy expense	4,038	1,215	—			(134)	(W	)	5,119
Technology expense	5,378	1,432	—			(37)	(W	)	6,774
State and local taxes	1,292	—	224	(X	)	—			1,516
Legal, professional, and examination fees	849	1,133	—			—			1,982
Advertising	514	168	—			—			682
FDIC insurance premiums	985	398	—			(33)	(W	)	1,350
Card processing and interchange expenses	1,160	—	—			—			1,160
Other non-interest expenses	4,729	537	—			(14)	(W	)	5,252
Amortization of intangible assets	—	—	1,446	(Y	)				1,446
Merger related expenses	1,529	1,044	(2,573)	(Z	)	—			—

Total noninterest expense	41,038	12,807	(903)			(792)			52,150

INCOME BEFORE INCOME TAXES	14,344	3,462	7,060			1,128			25,994
INCOME TAX EXPENSE	(2,863)	(727)	(1,546)	(AA	)	(247)	(AA	)	(5,383)

NET INCOME	11,481	2,735	5,514			881			20,611
Preferred Stock Dividends	1,075	—	—			—			1,075

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$10,406	$2,735	$5,514			$881			$19,536

Basic earnings per common share	$0.50	$0.29							$0.67
Diluted earnings per common share	0.50	0.29							0.67
Average common shares outstanding	20,867	9,537	(9,537)	(AB	)	8,359	(AC	)	29,226
Average diluted shares outstanding	20,8925	9,560	(9,560)	(AB	)	8,359	(AC	)	29,226

Footnotes to Unaudited Pro Forma Income Statement for the Three Months ended March 31, 2025 (Dollars in thousands)

The following pro forma adjustments have been reflected in the unaudited pro forma combined consolidated financial statements presented for CNB. Unless otherwise noted, all adjustments are based on assumptions and valuations as of March 31, 2025 for the respective pending acquisition and are subject to change.

(U)

Reflects adjustment to interest income for estimated accretion of discounts on acquired loans held for investment of $107,886, expected to be accreted over six years using the sum-of-years digits method, less opportunity cost of cash.

(V)	Reflects adjustment to interest expense as part of the divestiture adjustments related to the branch rationalization plans.
(W)	Reflects adjustment to operating expenses for direct expenses incurred as part of the divestiture adjustments related to branch rationalization plans.
(X)	Reflects additional state tax expense incurred from the Pennsylvania Shares Tax.
(Y)	Reflects elimination of historical amortization expense and recognition of the $35,335 core deposit intangible asset, amortized over 10 years using the sum-of-years digits method.
(Z)	Reflects elimination of incurred merger expenses. See adjustment AF for the recognition of all estimated merger expenses.
(AA)	Reflects incremental tax impact of respective adjustments (assuming a 21.8955% tax rate).
(AB)	Reflects elimination of weighted average shares outstanding of Essa Bancorp, Inc.
(AC)	Reflects number of whole shares issued to the target as merger consideration.

CNB FINANCIAL CORPORATION

UNAUDITED PRO FORMA INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2024

(In thousands)

	Acquirer (CNB Financial Corp.)	Target (ESSA Bancorp, Inc.)	Purchase Accounting Adjustments	Ref		Divestiture Adjustments	Ref		Pro Forma Combined
INTEREST AND DIVIDEND INCOME
Loans receivable including fees
Interest and fees on loans receivable	$293,544	$89,267	$29,765	(U	)	$—			$412,576
Securities
Taxable	30,915	10,375	—			—			41,290
Tax-exempt	636	42	—			—			678
Dividends	375	4,005	—			—			4,430

Total Interest and Dividend Income	325,470	103,739	29,765			—			458,974

INTEREST EXPENSE
Deposits	133,493	35,189	145	(AD	)	(1,344)	(V	)	167,483
Borrowed funds and finance lease liabilities	11	10,991	—			—			11,002
Subordinated notes and debentures	4,497	—	—			—			4,497

Total interest expense	138,001	46,180	145			(1,344)			182,982

NET INTEREST INCOME	187,469	57,599	29,620			1,344			275,992
PROVISION FOR CREDIT LOSS EXPENSE	9,222	(1,570)	16,387	(AE	)	—			24,039

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSS EXPENSE	178,247	59,129	13,233			1,344			251,953

NONINTEREST INCOME
Service charges on deposit accounts	6,990	2,827	—			—			9,817
Other service charges and fees	2,973	1,543	—			—			4,516
Wealth and asset management fees	7,845	1,722	—			—			9,567
Net realized gains (losses) on available-for-sale securities	74	—	—			—			74
Net unrealized gains (losses) on equity securities	754	—	—			—			754
Net realized and unrealized gains (losses) on equity securities	—	(2)	—			—			(2)
Mortgage banking	673	—	—			—			673
Bank owned life insurance	3,110	953	—			—			4,063
Card processing and interchange income	8,666	—	—			—			8,666
Other non-interest income	8,029	1,258	—			3,916	(AF	)	13,203

Total noninterest income	39,114	8,301	—			3,916			51,331

NONINTEREST EXPENSE
Compensation and benefits	74,536	27,360	—			(2,297)	(W	)	99,599
Net occupancy expense	14,737	4,801	—			(535)	(W	)	19,003
Technology expense	21,805	5,525	—			(146)	(W	)	27,184
State and local taxes	4,726	—	896	(X	)	—			5,622
Legal, professional, and examination fees	4,217	4,233	—			—			8,450
Advertising	2,545	648	—			—			3,193
FDIC insurance premiums	3,718	1,615	—			(133)	(W	)	5,200
Card processing and interchange expenses	4,575	—	—			—			4,575
Other non-interest expenses	19,143	2,732	—			(57)	(W	)	21,818
Amortization of intangible assets	—	44	6,381	(Y	)	—			6,425
Merger related expenses	—	—	28,250	(AG	)	—			28,250

Total noninterest expense	150,002	46,958	35,527			(3,168)			229,319

INCOME BEFORE INCOME TAXES	67,359	20,472	(22,294)			8,428			73,964
INCOME TAX EXPENSE	(12,784)	(3,861)	3,113	(AA	)	(1,845)	(AA	)	(15,377)

NET INCOME	54,575	16,611	(19,181)			6,582			58,587
Preferred Stock Dividends	4,302	—	—			—			4,302

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$50,273	$16,611	$(19,181)			$6,582			$54,285

Basic earnings per common share	$2.39	1.73							$1.86
Diluted earnings per common share	2.39	1.73							1.86
Average common shares outstanding	20,838	9,600	(9,600)	(AB	)	8,359	(AC	)	29,197
Average diluted shares outstanding	20,900	9,614	(9,614)	(AB	)	8,359	(AC	)	29,259

Footnotes to Unaudited Pro Forma Income Statement for the Year Ended December 31, 2024 (Dollars in thousands)

The following pro forma adjustments have been reflected in the unaudited pro forma combined consolidated financial statements presented for CNB. Unless otherwise noted, all adjustments are based on assumptions and valuations as of December 31, 2024 for the respective pending acquisition and are subject to change.

(U)

Reflects adjustment to interest income for estimated accretion of discounts on acquired loans held for investment of $107,886, expected to be accreted over six years using the sum-of-years digits method, less opportunity cost of cash.

(V)	Reflects adjustment to interest expense as part of the divestiture adjustments related to the branch rationalization plans.
(W)	Reflects adjustment to operating expenses for direct expenses incurred as part of the divestiture adjustments related to branch rationalization plans.
(X)	Reflects additional state tax expense incurred from the Pennsylvania Shares Tax.
(Y)	Reflects elimination of historical amortization expense and recognition of the $35,335 core deposit intangible asset, amortized over 10 years using the sum-of-years digits method.
(Z)	Reflects elimination of incurred merger expenses. See adjustment AG for the recognition of all estimated merger expenses.
(AA)	Reflects incremental tax impact of respective adjustments (assuming a 21.8955% tax rate).
(AB)	Reflects elimination of weighted average shares outstanding of Essa Bancorp, Inc.
(AC)	Reflects number of whole shares issued to the target as merger consideration.
(AD)	Reflects estimated interest expense accretion on time deposits, recognized on a straight-line basis over one year.
(AE)	Reflects provision for estimated credit losses on non-PCD loans to be recorded immediately following legal close of the transaction.
(AF)	Reflects pre-tax gain on sale of deposits related to branch rationalization plans.
(AG)	Reflects pre-tax nonrecurring merger-related expenses expected to be incurred of $28,250 ($23,833 post-tax).

CNB FINANCIAL CORPORATION

UNAUDITED COMPARATIVE PER-SHARE DATA

As of and for the Three Months Ended March 31, 2025

	CNB Financial Corp	ESSA Bancorp, Inc.	Pro Forma Combined	Ref		Pro Forma Equivalent ESSA Share	Ref
Basic Earnings Per Common Share	$0.50	$0.29	$0.67	(AH	)	$0.57	(AJ	)
Diluted Earnings Per Common Share	0.50	0.29	0.67	(AH	)	0.57	(AJ	)
Dividends Declared per Common Share	0.18	0.15	0.18	(AI	)	0.15	(AJ	)
Book Value Per Common Share (at period end)	27.01	23.29	26.81	(AH	)	22.92	(AJ	)

As of and for the Year Ended December 31, 2024

	CNB Financial Corp	ESSA Bancorp, Inc.	Pro Forma Combined	Ref		Pro Forma Equivalent ESSA Share	Ref
Basic Earnings Per Common Share	$2.39	$1.73	$1.87	(AH	)	$1.59	(AJ	)
Diluted Earnings Per Common share	2.39	1.73	1.86	(AH	)	1.59	(AJ	)
Dividends Declared per Common Share	0.71	0.60	0.71	(AI	)	0.61	(AJ	)
Book Value Per Common Share (at period end)	26.34	23.06	26.25	(AH	)	22.43	(AJ	)

Footnotes to Unaudited Comparative Per-Share Data

The following pro forma adjustments have been reflected in the unaudited pro forma combined consolidated financial statements presented for CNB. Unless otherwise noted, all adjustments are based on assumptions and valuations as of December 31, 2024 for the respective pending acquisition and are subject to change.

(AH)	Pro forma combined amounts are calculated using historical standalone amounts adjusted for all purchase accounting and transaction-related adjustments.

(AI)	Pro forma combined dividends per share represent CNB’s historical dividends per share.

(AJ)	Reflects pro forma equivalent per share based on combined amounts multiplied by the exchange ratio of 0.8547x.

Footnotes to Proforma Condensed Combined Financial Statements

Preliminary Purchase Price Allocation and Sensitivity Analysis

The pro forma adjustments include the accounting entries to record the merger transaction under the acquisition method of accounting for business combinations. The excess of the purchase price over the fair value of net assets acquired was allocated to goodwill and other intangible assets. Fair value adjustments included in the pro forma financial statements are based upon available information and certain assumptions which are considered reasonable, and will be revised as additional information becomes available. In addition to disclosing the share price used when valuing the consideration as of July 23, 2025.

The pro forma purchase price for the merger is as follows (dollars in thousands):

Purchase Price Calculation
Shares Outstanding (Whole)	8,359,430
Stock value	$24.23
Value of stock consideration paid to shareholders	$202,549
Cash paid in lieu of fractional shares	21

$202,570
Fair Value of Assets Acquired:
Cash and cash equivalents	$29,552
Debt securities available for sale, at fair value	209,937
Debt securities held to maturity, at amortized cost	38,416
Loans receivable, net	1,659,140
Core deposit intangibles, net	35,335
Other assets	130,083

Total assets acquired	$2,102,463
Fair Value of Liabilities Assumed
Deposits	$1,689,609
Borrowings	200,739
Other liabilities	37,597

Total liabilities assumed	$1,927,945

Net assets acquired	$174,518

Preliminary Pro Forma Goodwill	$28,052

Management’s Adjustments

The tables below show the expected cost savings related to the acquisition of ESSA. CNB management expects to realize 50% of the estimated 40% cost savings attributable to ESSA’s non-interest expenses within the first six months of the acquisition, with 100% realized thereafter. The adjustments shown below include those that CNB management has deemed necessary for a fair statement of the pro forma information presented. The adjustments include forward-looking information that is subject to the safe harbor protections of the Exchange Act, and actual results could differ materially from what is presented below as efforts to integrate ESSA’s operations into CNB’s progress.

For the Three Months ended March 31, 2025
	Net Income	Basic EPS	Diluted EPS
Pro Forma Combined*	$19,536	$0.67	$0.67
Anticipated Cost Savings	5,123
Tax Effect	(1,076)

Pro Forma Combined after management’s adjustments	$23,583	$0.81	$0.81

For the Twelve Months ended December 31, 2024
	Net Income	Basic EPS	Diluted EPS
Pro Forma Combined*	$54,285	$1.86	$1.86
Anticipated Cost Savings	14,074
Tax Effect	(2,956)

Pro Forma Combined after management’s adjustments	$65,404	$2.24	$2.24

*	As shown in pro forma income statement for respective period.